Exhibit 10.12.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PRODUCT DEVELOPMENT AGREEMENT AMENDMENT

Pursuant to Section 20(b) of the Product Development Agreement (“Agreement”) between Zero Nox, Inc. and Kubota Corporation dated August 15, 2022, the Parties wish to amend the Agreement as follows:

Amended Provisions:

The following provision is hereby added to the table in the Addendum "Statement of Work (SOW) Deliverables:

1.	KBT shall pay $ 38,000 as 40% remaining balance of Stage1after the Kubota’s acceptance of the Remaining Deliverables of Stage 1 as follows.

Remaining Deliverables of Stage 1:

"3. Upon delivery of Transfer Case, Front Differential, Rear Differential, CV Transaxel, and Hydraulic Power Steering Pump to Developer, Developer shall provide the following details to KBT on the below outlined mechanical components:

a.CAD Model and 2D drawing illustrating the connection between:

(1)the Motor and Transfer Case,

(2)	the Transfer Case to the Rear Differential,
(3)	the Transfer Case to the Front Differential,
(4)	the CV Transaxel to the Rear Differential,
(5)	the CV Transaxel to the Front Differential,
(6)	the Hydraulic Power Steering Pump to the Steering Wheel.
b.	Engineering Specifications:
(1)	Transfer Case:
•	Input Torque Limit
•	Input RPM Limit
•	Spline and Flange Specifications
c.	Project Specification Sheet
(1)	Updated Project Specification Sheet for attachment to Agreement

The timeline for execution of this deliverable is to be at minimum two (2) weeks and not to exceed four (4) weeks from the date of delivery of all components to the Developer.

All CAD, 2D drawings, design selections and specifications provided are subject to change upon additional verification testing of Developer with the remaining time in Stage 2."

2.	KBT shall pay $100,800 as 60 % down payment as Stage 2 Production Sourcing RTV-X900 x 2 units and RTV-1140 x 2 units before the KBT’s acceptance of Stage 1 Deliverables. And

KBT approve with developer to order the electrical components for the production sourcing of Stage 2. Developer shall order the remaining items for the production sourcing of Stage 2 after the KBT’s final acceptance of Stage 1 Deliverables and shall keep stage 2 schedule.

No Other Changes

2.	Except for the amended addition set forth above, all others terms and conditions of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have duly affixed their signatures as of

_____________________________.

Zero Nox, Inc. (“ZeroNox” or “Developer”):		KUBOTA Corporation (“KBT” or “Client”)

By:	/s/ Jose Daugherty	By:
Name:	Jose Daugherty	Name:
Title:	Director of Sales Engineering	Title:
Date:	November 29, 2022	Date: